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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 August 14, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

             Delaware                    0-24363                 33-0102707
 (State or other jurisdiction of      (Commission              (IRS Employer
          incorporation)              File Number)           Identification No.)



         16815 Von Karman Avenue, Irvine, CA                    92606
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release dated August 14, 2003, announcing financial results for the quarter ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2003, Interplay Entertainment Corp. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          INTERPLAY ENTERTAINMENT CORP.



August 18, 2003                   /s/ Herve Caen
                                 -------------------------------
                                 Herve Caen
                                 Chief Executive Officer and
                                 Interim Chief Financial Officer